                                                                     EXHIBIT 2.h


                           AMERITRADE AUTOMATIC COMMON
                             EXCHANGE SECURITY TRUST

                           ---------------------------


               $ ______ TRUST AUTOMATIC COMMON EXCHANGE SECURITIES (SUBJECT TO EXCHANGE INTO CLASS A COMMON STOCK (PAR
            VALUE $.01 PER SHARE) OF AMERITRADE HOLDING CORPORATION)

                           ---------------------------


                             UNDERWRITING AGREEMENT

                           ---------------------------


                                                                  July __ , 1999

Goldman, Sachs & Co.,
Credit Suisse First Boston Corporation,
c/o Goldman, Sachs & Co.,
85 Broad Street,
New York, New York 10004.

Ladies and Gentlemen:

         Ameritrade Automatic Common Exchange Security Trust, a trust duly created under the laws of the State of New York (such trust and the trustees thereof acting in their capacities as such being referred to herein as the "Trust"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of 4,000,000 shares of the $_____ Automatic Common Exchange Securities of the Trust specified above (the "Firm Securities") and, at the election of the Underwriters, up to an aggregate of 600,000 additional shares of the $_____ Automatic Common Exchange Securities (the "Optional Securities") (the Firm Securities and the Optional Securities which the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Securities").

         The $____ Automatic Common Exchange Securities of the Trust to be outstanding after giving effect to the sales contemplated hereby are hereinafter called the "Automatic Common Exchange Securities". Each Automatic Common Exchange Security will be exchanged for one or fewer shares of Class A Common Stock, par value $.01 per share ("Stock"), of Ameritrade Holding Corporation, a Delaware corporation (the "Company"), or, with respect only to the Extendible Contract (as defined herein) for cash pursuant to the Cash Settlement Alternative (as such term is defined in the Trust Prospectus (as defined in Section 1(c)(i) hereof)) on July __ , 2002 (the "Exchange Date") to be delivered pursuant to forward purchase contracts (the "Contracts"), dated July __ . , 1999, among the Trust and certain stockholders of the Company identified in Schedule II hereto (each of which is referred to as "Seller"). In lieu of delivery of shares of Stock, the Contract between the Trust and J. Joe Ricketts, individually, (the "Extendible Contract") (which Contract will become effective only if the Underwriters exercise their option to acquire the Optional Securities) provides that J. Joe Ricketts may elect (a) to pay cash or deliver other securities on the Exchange Date for each share of Stock then deliverable and (b) to extend the Exchange Date to a date not later than October __ , 2002, in each case subject to the terms and conditions of the Extendible Contract. The Trust has entered into a Contract with each Seller obligating that Seller (subject to certain exceptions in the case only of the Extendible Contract) to deliver to the Trust on the Exchange Date a number of shares of Stock equal to the product of the Exchange Rate (as such term is defined in the Trust Prospectus) times the initial number of shares of Stock subject to such Contract. Each Seller's obligations under the Contracts will be secured by a pledge of collateral pursuant to the terms of a collateral agreement, dated July __, 1999, among such Seller, The Chase Manhattan Bank ("Chase"), as collateral agent (in such capacity, the "Collateral Agent"), and the Trust (the "Collateral Agreements").

         It is understood and agreed to by all parties that the Company, J. Joe Ricketts and certain other stockholders of the Company (together with the Sellers, the "Selling Stockholders") are concurrently entering into: (i) an agreement (the "U.S. Underwriting Agreement") providing for the sale by the Company and the Selling Stockholders of up to a total of 8,000,000 shares of Stock and, at the election of the underwriters who are parties to the U.S. Underwriting Agreement, up to 1,200,000 additional shares of Stock, through arrangements with certain underwriters in the United States, for whom Goldman, Sachs & Co., Credit Suisse First Boston Corporation, Deutsche Bank Securities Inc., Raymond James & Associates, Inc., US Bancorp Piper Jaffray Inc. and Lehman Brothers Inc. are acting as representatives; and (ii) an agreement (the "International Underwriting Agreement") providing for the sale by the Company and the Selling Stockholders of up to a total of 2,000,000 shares of Stock, and, at the election of the underwriters who are parties to the International Underwriting Agreement, up to 300,000 additional shares of Stock, through arrangements with certain underwriters outside the United States for which Goldman Sachs International, Credit Suisse First Boston (Europe) Limited, Raymond James & Associates, Inc., Deutsche Bank AG London, U.S. Bancorp Piper Jaffray Inc. and Lehman Brothers International (Europe) are acting as Lead Managers. (The U.S. Underwriting Agreement and the International Underwriting Agreement are collectively called the "Company Underwriting Agreements").

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         1.       (a)      The Company hereby represents and warrants to, and
agrees with, each of the Underwriters, the Trust and the Sellers that:


                  (i) A registration statement on Form S-3 (File No. 333-81559) (the "Initial Company Registration Statement") in respect of the shares of Stock deliverable pursuant to the Contracts has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Company Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto but including all documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Company Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Company Registration Statement or document incorporated by reference therein has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Company Registration Statement, any post-effective amendment thereto or the Company Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus in respect of the shares of stock deliverable pursuant to the Contracts and included in the Initial Company Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Company Preliminary Prospectus"; the various parts of the Initial Company Registration Statement and the Company Rule 462(b) Registration Statement, if any, including all exhibits thereto and including (A) the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Company Registration Statement at the time it was declared effective or such part of the Company Rule 462(b) Registration Statement, if any, became or hereafter becomes effective and (B) the documents incorporated by reference in the prospectus contained in the Initial Company Registration Statement at the time such part of the Initial Company Registration Statement became effective each as amended at the time such part of the Initial Company Registration Statement became effective or such part of the Company Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Company Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the

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

         "Company Prospectus"; and the Trust Registration Statement (as defined in Section 1(c)(i) hereof) and the Company Registration Statement are hereinafter collectively called the "Registration Statements" and the Trust Prospectus and the Company Prospectus are hereinafter collectively called the "Prospectuses"; and any reference herein to any Company Preliminary Prospectus or the Company Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Company Preliminary Prospectus or Company Prospectus, as the case may be; any reference to any amendment or supplement to any Company Preliminary Prospectus or the Company Prospectus shall also be deemed to refer to the international version thereof and include any documents filed after the date of such Company Preliminary Prospectus or Company Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Company Preliminary Prospectus or Company Prospectus, as the case may be; and any reference to any amendment to the Company Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Company Registration Statement that is incorporated by reference in the Company Registration Statement;

                  (ii) No order preventing or suspending the use of any Company Preliminary Prospectus has been issued by the Commission, and each Company Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or Goldman Sachs International expressly for use therein or by a Selling Stockholder or Seller expressly for use in the preparation of the answers therein to Item 7 of Form S-3;

                  (iii) The documents incorporated by reference in the Company Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required

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

         to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Company Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. or Goldman Sachs International expressly for use therein;

                  (iv) The Company Registration Statement conforms, and the Company Prospectus and any further amendments or supplements to the Company Registration Statement or the Company Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Company Registration Statement and any amendment thereto, and as of the applicable filing date as to the Company Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Goldman, Sachs & Co. expressly for use therein or by a Selling Stockholder or Seller expressly for use in the preparation of the answers therein to
         Item 7 of Form S-3;

                  (v) Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Company Prospectus any material loss or material interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company Prospectus; and, since the respective dates as of which information is given in the Company Registration Statement and the Company Prospectus, there has not been any change in the capital stock (other than pursuant to any employee incentive or benefit plan in existence as of the date of this agreement) or increase in excess of $75 million in the long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Company Prospectus;

                  (vi) The Company and its subsidiaries own no real property and have good and marketable title to all personal property owned by them, free and clear of all liens, encumbrances and defects except such as are described in the Company Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                  (vii) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Company Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction, and no proceeding of which the Company has knowledge has been instituted in any such jurisdiction, revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification;

                  (viii) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Company Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; all of the issued and outstanding capital stock of each subsidiary of the Company has been duly authorized and validly issued and is fully paid

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

         and nonassessable; and, except as disclosed in the Company Prospectus, the Company owns directly or indirectly 100% of the issued and outstanding capital stock of each subsidiary free from liens, encumbrances, equities or claims;

                  (ix) The Company has an authorized capitalization as set forth in the Company Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock to be pledged under Collateral Agreements) have been duly and validly authorized and issued and are fully paid and non-assessable and conform to the description of the Company's capital stock contained in the Company Prospectus; and the stockholders of the Company have no preemptive rights with respect to the Stock;

                  (x) The shares of Stock to be issued and sold by the Company to the Underwriters under the Company Underwriting Agreements have been duly and validly authorized and, when issued and delivered against payment therefor as provided in the Company Underwriting Agreements, will be duly and validly issued and fully paid and non-assessable and will conform to the description of the Stock contained in the Prospectus;

                  (xi) The compliance by the Company with all of the provisions of this Agreement and the Company Underwriting Agreements and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is, or at the Time of Delivery will be, required for the issue and sale of the shares of Stock or the consummation by the Company of the transactions contemplated by this Agreement and the Company Underwriting Agreements, except the registration under the Act of the shares of Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the shares of Stock pursuant to the Contracts and the Company Underwriting Agreements;

                  (xii) Neither the Company nor any of its subsidiaries is in violation of its Certificate of Incorporation or By-laws or other constituent or organizational document or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other material agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (xiii) The financial statements included in the Company Registration Statement and the Company Prospectus present fairly in all material respects the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and such financial statements have been prepared in conformity with the generally accepted accounting principles in the United States applied on a consistent basis; and the schedules (if any) included in the Company Registration Statement present fairly in all material respects the information required to be stated therein; the financial information set forth in the Company Prospectus under "Summary Consolidated Financial and Operating Data" and "Selected Consolidated Financial and Operating Data" presents fairly in all material respects, on the basis stated in the Company Registration Statement and the Company Prospectus, the information set forth therein;

                  (xiv) The statements set forth in the Company Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and the Company Underwriting Agreements referred to therein, are accurate, complete and fair;

                  (xv) The statements set forth in the international version of the Company Prospectus under the caption "Certain United States Tax Consequences to Non-U.S. Holders", insofar as such statements purport to summarize certain United States federal income and estate tax consequences of the ownership and dispensation of the Stock by certain non-U.S. holders (as such term is defined in such Company Prospectus) of the shares of Stock, provide a fair summary of such consequences under current law;

                  (xvi) Other than as set forth in the Company Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the

         Company or any of its subsidiaries, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (xvii) Except as disclosed in the Company Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the sale of the Stock;

                  (xviii) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Company Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

                  (xix) The Stock has been accepted for quotation on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") under the symbol "AMTD";

                  (xx) The Company is not and, after giving effect to the offering and sale of Stock under the Company Underwriting Agreements, will not be an "investment company" as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act" and, together with the Act, the "Acts");

                  (xxi) Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder;

                  (xxii) The Company has reviewed its operations and that of its subsidiaries and is in the process of making inquiries of any third parties with which the Company or any of its subsidiaries has a material relationship to evaluate the extent to which the business or operations of the Company or any of its subsidiaries will be affected by the Year 2000 Problem. As a result of such review and inquiries to which responses have been received, and except as described in the Company Prospectus, the Company does not believe that the Year 2000 Problem will have a material adverse effect on the general affairs, management, the consolidated financial position, business prospects, stockholders' equity or results of operations of the Company and its subsidiaries or result in any material loss or material interference with the Company's business or operations. The "Year 2000 Problem" as used herein means any significant risk that computer hardware or software used in the receipt, transmission, processing, manipulation, storage, retrieval, retransmission or other utilization of data or in the operation of mechanical or electrical systems of any kind will not, in the case of dates or time periods occurring after December 31, 1999, function at least as effectively as in the case of dates or time periods occurring prior to January 1, 2000;

                  (xxiii) Except as disclosed in the Company Prospectus, the Company and its subsidiaries own or possess or are licensed to use the patents, patent licenses, trademarks, trade names, service marks, service names, copyrights and other intellectual property rights (collectively, the "Intellectual Property") necessary to carry on their business as presently conducted, to the best knowledge of the Company, none of the technology employed by the Company or its subsidiaries has been obtained or is being used by the Company or its subsidiaries in violation of any contractual or fiduciary obligation binding on the Company, its subsidiaries or any of their respective directors, employees or consultants or otherwise in violation of the rights of any person except for any such violations that, individually or in the aggregate, do not or would not reasonably be expected to have a material adverse effect on the general affairs, management, consolidated financial position, business prospects, stockholders' equity or results of operations of the Company and its subsidiaries; except as disclosed in the Prospectus, neither the Company nor any of its subsidiaries has received any notice of infringement or violation of or conflict with (and knows of no such infringement or conflict with) asserted rights of others with respect to any Intellectual Property or any trade secrets, proprietary information, inventions, know-how, processes and procedures owned, used by or licensed to the Company or any such subsidiary which, individually or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would reasonably be expected to have a material adverse effect on the general affairs, management, consolidated financial position, business prospects, stockholders' equity or results of operations of the Company and its subsidiaries;

                  (xxiv) The Company has not taken and will not take, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Stock;

                  (xxv) The Company and each of its subsidiaries maintains reasonably adequate insurance;

                  (xxvi) There are no outstanding subscriptions, rights, warrants, options, calls, convertible securities, commitments of sale or liens related to or entitling any person to purchase or otherwise to acquire from the Company any shares of the capital stock of, or other ownership interest in, the Company or any subsidiary thereof except as otherwise disclosed in the Company Prospectus; and

                  (xxvii) The Company has filed all necessary federal and state income and franchise tax returns and has paid all taxes shown as due thereon, and there is no tax deficiency that has been, or to the knowledge of the Company might reasonably be, asserted against the Company or any of its properties or assets that would or could reasonably be expected to have a material adverse effect on the general affairs, management, the consolidated financial position, stockholders' equity or results of operations of the Company or its subsidiaries, other than any such taxes as are being contested in good faith and properly reserved for in accordance with generally accepted accounting principles.

                  (b) Each Seller represents and warrants to, and agrees with, each of the Underwriters, the Company and the Trust that:

                  (i) To the extent applicable to such Seller, such Seller has been duly created, is validly existing as a trust under the laws of the jurisdiction of its organization and has the power and authority to own and sell its property and to conduct its business;

                  (ii) The compliance by such Seller with all of the applicable provisions of this Agreement and the Contract and the Collateral Agreement to which such Seller is a party, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Seller is a party or by which such Seller is bound or to which any of the property or assets of such Seller is subject, nor will such action result in any violation of the provisions of the constitutive documents of such Seller or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over such Seller or any of its properties; and no consent, approval, authorization, order, registration or qualification of or filing with any court or governmental agency or body is required for the compliance by such Seller with or the consummation by such Seller of the transactions contemplated by this Agreement, the Contract to which such Seller is a party or the Collateral Agreement to which such Seller is a party, except such as may be required by the National Association of Securities Dealers ("NASD") or the registration under the Act of the Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the United States in connection with the purchase and distribution of the Stock by the Trust pursuant to the Contract;

                  (iii) This Agreement has been duly authorized, executed and delivered by such Seller; the Contract to which such Seller is a party and the Collateral Agreement to which such Seller is a party have been duly authorized, executed and delivered by such Seller and, assuming due authorization, execution and delivery by the other parties thereto, constitute valid and legally binding agreements of such Seller, enforceable in accordance with their respective terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles and except as rights to indemnity and contribution thereunder may be limited by state or federal securities laws or the public policy underlying such laws;

                  (iv) Such Seller has, and immediately prior to each Time of Delivery (as defined in Section 4(a) hereof) such Seller will have, good and valid title to the shares of Stock to be pledged and assigned by it under the Collateral Agreement to which such Seller is a party, free and clear of all liens, encumbrances, or claims other than those created pursuant to such Collateral Agreement; all consents, approvals, authorizations and orders necessary for such Seller to pledge and assign the shares of Stock to be pledged and assigned by such Seller pursuant to such Collateral Agreement have been obtained; such Seller has full right, power and authority to pledge and assign the shares of Stock to be pledged and assigned by such Seller pursuant to such Collateral Agreement; and upon delivery of such shares of Stock to the Collateral Agent, as defined in the Collateral Agreement, for the benefit of the Trust pursuant to such Collateral Agreement, the Collateral Agent will obtain a first priority perfected security interest in such shares of Stock, and upon delivery of such shares of Stock by the Collateral Agent to the Trust pursuant to such Collateral Agreement and payment therefor pursuant to the Contract, good and valid title to such shares of Stock, free and clear of all liens, encumbrances, equities or claims, will pass to the Trust;

                  (v) The representations and warranties of such Seller set forth in Section 3 of the Collateral Agreement to which such Seller is a party are true and correct on and as of the date hereof with the same effect as though such representations and warranties had been set forth in full in this Agreement;

                  (vi) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Trust Prospectus, such Seller will not offer, sell, contract to sell or otherwise dispose of, except as provided hereunder or in the Underwriting Agreement, any Stock or any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than (A) pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement,
         (B) gifts and pledges of securities where the donees or pledgees, as applicable, expressly agree in writing to be bound by the terms of this paragraph and (C) sales of up to an aggregate of __________ shares of Stock by J. Joe Ricketts to employees of the Company where the employees expressly agree in writing to be bound by the terms of this paragraph) without your prior written consent;

                  (vii) Such Seller has not taken, nor will such Seller take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities;

                  (viii) To the extent that any statements or omissions made in the Registration Statements, any Preliminary Prospectus, the Prospectuses or any amendment or supplement thereto are made in reliance upon and in conformity with written information furnished to the Company by such Seller expressly for use therein, (A) such Preliminary Prospectus and the Registration Statements did, and the Prospectuses and any further amendments or supplements to the Registration Statements and the Prospectuses, when they become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Acts and the rules and regulations of the Commission thereunder, (B) the Registration Statements and any amendment or supplement thereto do not and will not, as of the applicable effective date, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and (C) the Prospectuses do not, and as amended or supplemented will not, as of the applicable filing date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and

                  (ix) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Seller agrees to deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

                  (c) The Trust represents and warrants to, and agrees with, each of the Underwriters, the Sellers and the Company that:

                  (i) A notification on Form N-8A (the "Notification") of registration of the Trust as an investment company has been filed with the Commission; a registration statement on Form N-2 (File No. 333-77547 and File No. 811- 09319) (the "Initial Trust Registration Statement") in respect of the Securities has been filed with the Commission; the Initial Trust Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, have been declared effective by the Commission in such form; no other document with respect to the Initial Trust Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Trust Registration Statement, or any post-effective amendment thereto has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Trust Registration Statement or filed with the Commission pursuant to Rule 497(a) of the rules and regulations of the Commission under the Act, is hereinafter called a "Trust Preliminary Prospectus"; the various parts of the Initial Trust Registration Statement including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 497(h) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A under the Act to be part of the Initial Trust Registration Statement at the time it was declared effective, as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Trust Registration

         Statement"; and such final prospectus, in the form first filed pursuant to Rule 497(h) under the Act, is hereinafter called the "Trust Prospectus");

                  (ii) No order preventing or suspending the use of any Trust Preliminary Prospectus has been issued by the Commission, and each Trust Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Acts, and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by the Underwriters through Goldman, Sachs & Co. or by a Seller expressly for use therein;

                  (iii) The Notification and the Trust Registration Statement conform, and the Trust Prospectus and any further amendments or supplements to the Notification, the Trust Registration Statement or the Trust Prospectus will conform, in all material respects to the requirements of the Acts and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Trust Registration Statement and any amendment thereto and as of the applicable filing date as to the Trust Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Trust by the Underwriters through Goldman, Sachs & Co. or by a Seller expressly for use therein;

                  (iv) Since the respective dates as of which information is given in the Trust Registration Statement and the Trust Prospectus, there has not been any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, results of operations, prospects, investment objectives, investment policies, or liabilities of the Trust, otherwise than as set forth or contemplated in the Trust Prospectus, and there have been no transactions entered into by the Trust which are material to the Trust other than those in the ordinary course of its business or as described in the Trust Prospectus;

                  (v) The Trust has been duly created, is validly existing as a trust under the laws of the State of New York, with power and authority to own its properties and conduct its business as described in the Trust Prospectus and to enter into and perform its obligations under this Agreement and the Fundamental Agreements (as defined in Section 1(c)(vii) hereof); the Trust has all necessary consents, approvals, authorizations, orders, registrations or qualifications, of and from, and has made all declarations and filings with, all courts and governmental agencies and bodies, to own and use its assets and to conduct its business in the manner described in the Trust Prospectus, except to the extent that the failure to obtain or file the foregoing would not have a material adverse effect on the Trust and except such as may be required by the NASD or the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters; the Trust has no subsidiaries;

                  (vi) The Trust is registered with the Commission as a non-diversified, closed-end management investment company under the Investment Company Act and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Trust, threatened by the Commission; no person is serving or acting as an officer or trustee of the Trust except in accordance with the provisions of the Investment Company Act;

                  (vii) Each of the Contracts, the Collateral Agreements, the Administration Agreement between Chase and the Trust (the "Administration Agreement"), the Custodian Agreement between Chase and the Trust (the "Custodian Agreement"), the Paying Agent Agreement between ChaseMellon Shareholder Services, L.L.C. and the Trust (the "Paying Agent Agreement"), the Fund Expense Agreement among the Sellers, the Trust and Chase (the "Fund Expense Agreement") and the Fund Indemnity Agreement among the Sellers, Chase and the Trust (the "Fund Indemnity Agreement") (the Contracts, the Collateral Agreements, the Administration Agreement, the Custodian Agreement, the Paying Agent Agreement, the Fund Expense Agreement and the Fund Indemnity Agreement are herein collectively called the "Fundamental Agreements") has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Trust, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (viii) The Amended and Restated Trust Agreement dated as of July __, 1999 (the "Trust Agreement") and the Fundamental Agreements comply with all applicable provisions of the Acts, and all approvals of such agreements required under the Investment Company Act by the holders of the Automatic Common Exchange Securities and the trustees have been obtained and are in full force and effect;

                  (ix) All of the outstanding Automatic Common Exchange Securities have been duly and validly authorized and issued and are fully paid and non-assessable, and the form of certificates used to evidence the Automatic Common Exchange Securities is in due and proper form and complies with all provisions of applicable law; the Trust Agreement and the Fundamental Agreements conform to the descriptions thereof contained in the Trust Prospectus;

                  (x) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will be validly issued, fully paid and non-assessable; the Securities will conform to the description thereof in the Trust Prospectus; no person has rights to registration of any securities because of the filing of the Trust Registration Statement;

                  (xi) The issue and sale of the Securities and the compliance by the Trust with all of the provisions of the Securities, this Agreement and each Fundamental Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, the Trust Agreement or any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Trust is a party or by which the Trust is bound or to which any of the property or assets of the Trust is subject, no will such action result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Trust or any of its properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Trust of the transactions contemplated by this Agreement or the Fundamental Agreements, except such as may be required by the NASD or the registration under the Act of the Securities and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

                  (xii) Assuming due authorization, execution and delivery by the parties other than the Trust, the Fundamental Agreements are in full force and effect and the Trust is not in default in the performance or observance of any obligation, covenant or condition thereunder and, to the knowledge of the Trust, no event has occurred which with the passage of time or the giving of notice or both would constitute a default thereunder; the Trust is not in default in the performance or observance of any obligation, covenant or condition contained in any other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

                  (xiii) The statements set forth in the Trust Prospectus under the caption "Description of Securities", insofar as they purport to constitute a summary of the terms of the Securities, under the caption "Certain Federal Income Tax Considerations", and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and agreements referred to therein, are accurate, complete and fair;

                  (xiv) Other than as set forth in the Trust Prospectus, there are no legal or governmental proceedings pending to which the Trust is a party or of which any property of the Trust is the subject which, if determined adversely to the Trust, would individually or in the aggregate have a material adverse effect on the current or future financial position, or results of operations of the Trust; and, to the best of the Trust's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (xv) There are no material restrictions, limitations or regulations with respect to the ability of the Trust to invest its assets as described in the Trust Prospectus, other than as described therein;

                  (xvi) The Securities have been accepted for quotation on NASDAQ subject to notice of issuance; the Trust's Registration Statement on Form 8-A under the Exchange Act is effective; and

                  (xvii) PricewaterhouseCoopers LLP, who have certified certain financial statements and supporting schedules included in the Trust Registration Statement, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         2. Subject to the terms and conditions herein set forth, (a) the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at a purchase price of $________ per Security, the number of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Securities as provided below, the Trust agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Trust, at the same purchase price set forth in clause (a) of this Section 2, that portion of the aggregate number of Optional Securities as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional securities) determined by multiplying such number of Optional Securities by a fraction, the numerator of which is the maximum aggregate number of Optional Securities which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the maximum aggregate number of Optional Securities that all of the Underwriters are entitled to purchase hereunder. The agreements in this Section made by the Trust are for the benefit of and enforceable by the Underwriters and the Sellers. The agreements in this Section made by the Underwriters are for the benefit of and are enforceable by the Sellers and the Trust.

         The Trust hereby grants to the Underwriters the right to purchase at their election up to 600,000 Optional Securities, at the purchase price set forth in clause (a) of the first paragraph of this Section 2, for the sole purpose of covering overallotments in the sale of the Firm Securities. Any such election to purchase Optional Securities may be exercised only by written notice from you to the Trust (with copies to Mayer, Brown & Platt), given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate principal amount of Optional Securities to be purchased and the date on which such Optional Securities are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4(a) hereof) or, unless you and the Trust otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

         As compensation to the Underwriters for their commitments hereunder, and in view of the fact that the proceeds of the sale of the Securities will be used by the Trust as specified in the Contracts, the Sellers at each Time of Delivery will pay to Goldman, Sachs & Co., for the accounts of the several Underwriters, an amount equal to $________ per Security for the Securities to be delivered at such Time of Delivery. Alternatively, as a matter of convenience, Goldman, Sachs & Co. may deduct such amount from the purchase price of the Securities, and in such event the Sellers shall be deemed to have paid the same.

         3. Upon the authorization by you of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Trust Prospectus.

         4.       (a)      The Securities to be purchased by each Underwriter
hereunder, in definitive form, and in such authorized denominations and registered in such names as Goldman, Sachs & Co. may request upon at least forty-eight hours' prior notice to the Trust, shall be delivered by or on behalf of the Trust to Goldman, Sachs & Co., for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer or certified or official bank check or checks, payable to the order of the Trust in Federal (same day) funds. The Trust will cause the certificates representing the Securities to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery (as defined below) at the office of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004 (the "Designated Office") . The time and date of such delivery and payment shall be, with respect to the Firm Securities, 9:30 a.m., New York City time, on July __, 1999 or such other time and date as Goldman, Sachs & Co. and the Trust may agree upon in writing, and, with respect to the Optional Securities, 9:30 a.m., New York City time, on the date specified by Goldman, Sachs & Co. in the written notice given by Goldman, Sachs & Co. of the Underwriters' election to purchase such Optional Securities, or such other time and date as Goldman, Sachs & Co. and the Trust may agree upon in writing. Such time and date for delivery of the Firm Securities is herein called the "First Time of Delivery", such time and date for delivery of the Optional Securities, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

                  (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(m) hereof, will be delivered at the offices of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois 60603 (the "Closing Location"), and the Securities will be delivered at the Designated Office, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:30 p.m., New York City time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York City are generally authorized or obligated by law or executive order to close.

         5.       (a)      The Trust agrees with each of the Underwriters:

                  (i) To prepare the Trust Prospectus in a form approved by you and to file such Trust Prospectus pursuant to Rule 497(h) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Trust Registration Statement or Trust Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Trust Registration Statement has been filed or becomes effective or any supplement to the Trust Prospectus or any amended prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Trust with the Commission pursuant to the Acts and the Exchange Act subsequent to the date of the Trust Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Trust Preliminary Prospectus or Prospectus or any order pursuant to Section 8(e) of the Investment Company Act, of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Trust Registration Statement or Trust Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Trust Preliminary Prospectus or Prospectus or suspending any such qualification or order pursuant to Section 8(e) of the Investment Company Act, promptly to use its reasonable best efforts to obtain the withdrawal of such order;

                  (ii) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions in the United States as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Trust shall not be required to qualify as a foreign trust or association or to file a general consent to service of process or subject itself to taxation in any jurisdiction;

                  (iii) Prior to 12:00 P.M. (noon), New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, at the expense of the Company, to furnish the Underwriters with copies of the Trust Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the

         Trust Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Trust Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Trust Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such period to amend or supplement the Trust Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Trust Prospectus or a supplement to the Trust Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Trust Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Trust Prospectus complying with Section 10(a)(3) of the Act;

                  (iv) To make generally available to the Trust's securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Trust Registration Statement an earnings statement (as defined in Rule 158(c) under the Act) of the Trust (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Trust, Rule 158);

                  (v) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Trust Prospectus under the caption "Use of Proceeds"; and

                  (vi) To use its best efforts to have the Securities accepted for quotation on NASDAQ, subject to notice of issuance, and to maintain acceptance for quotation of the Securities on NASDAQ.

         (b)      The Company agrees with each of the Underwriters:

                  (i) To prepare the Company Prospectus in a form approved by you and to file the Company Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Company Registration Statement or Company Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Company Registration Statement has been filed or becomes effective or any supplement to the Company Prospectus or any amended Company Prospectus has been filed and to furnish you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Company Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Company Preliminary Prospectus or Prospectus, of the suspension of the qualification of the shares of Stock to be delivered pursuant to the Contracts for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Company Registration Statement or Company Prospectus or for additional information; and, in the event of the issuance of any stop order or any order preventing or suspending the use of any Company Preliminary Prospectus or Prospectus or suspending any such qualification, to promptly use its reasonable best efforts to obtain the withdrawal of such order;

                  (ii) If the Company elects to rely upon Rule 462(b), to file a Company Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

                  (iii) Promptly from time to time to take such action as you may reasonably request to qualify the Securities for offering and sale under the securities laws of such jurisdictions in the United States as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process or to subject itself to taxation in any jurisdiction;

                  (iv) Prior to 12:00 P.M. (noon) New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, at the expense of the Company, to furnish the Underwriters with copies of the Company Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Company Prospectus in connection with the offering or sale of the Securities and if at such time any events shall have occurred as a result of which the Company Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Company Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Company Prospectus or to file under the Exchange Act any document incorporated by reference in the Company Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and, at the expense of the Company, furnish, without charge to each Underwriter and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Company Prospectus or a supplement to the Company Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Company Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Company Prospectus complying with Section 10(a)(3) of the Act;

                  (v) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement an earnings statement (as defined in Rule 158(c) under the Act) of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (vi) During the period beginning from the date hereof and continuing to and including the date 90 days after the date of the Prospectuses, not to offer, sell, contract to sell or otherwise dispose of, except as provided in the Company Underwriting Agreements, any securities of the Company that are substantially similar to the Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion or exchange of convertible or exchangeable securities outstanding as of, the date of this Agreement), without your prior written consent;

                  (vii) To furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, stockholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants and prepared in conformity with generally accepted accounting principles in the U.S. ("GAAP")) and, as soon as practicable after the end of each of the first three quarters of each fiscal year prepared in accordance with GAAP, to make available to its stockholders consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail;

                  (viii) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and to deliver to you as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any securities exchange on which any class of securities of the Company is listed;

                  (ix) To use the net proceeds received by it from the sale of the Stock pursuant to the Company International Underwriting Agreements in the manner specified in the Company Prospectus under the caption "Use of Proceeds";

                  (x) To use its reasonable best efforts to obtain and deliver to the Underwriters executed copies of lock-up agreements from each of the stockholders of the Company set forth in the Company Underwriting Agreements in form and substance satisfactory to the Underwriters; and

                  (xi) To use its best efforts to maintain the quotation of the Stock on NASDAQ.

         6. Except as otherwise disclosed in the Prospectuses, the Trust, the Company and the Sellers covenant and agree with the several Underwriters that (a) the Company and the Sellers will pay or cause to be paid (i) the fees, disbursements and expenses of the Company's outside counsel and the Company's outside accountants in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Notification, the Trust Registration Statement, any Trust Preliminary Prospectus and the Trust Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers;
(ii) the cost of printing or producing any Agreement among Underwriters, this Agreement and Blue Sky Memorandum and the closing documents (including any compilations thereof); (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b)(iii) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky survey; (iv) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the sale of the Securities; (v) all fees and expenses in connection with the preparation and filing of a registration statement under the Exchange Act relating to the Securities and all fees and expenses in connection with having the Securities accepted for quotation on NASDAQ or other national or regional exchange; (vi) the cost of preparing certificates representing the Securities; (vii) the cost and charges of any transfer agent or registrar for the Securities; (viii) the cost of preparing Stock certificates; (ix) the cost and charges of any transfer agent or registrar for the Stock; (x) the fees and expenses of the Attorneys-in-Fact and the Custodian, if any; (xi) all fees, expenses and costs in connection with the marketing of the Securities; (xii) all costs and expenses incident to the performance of all obligations hereunder which are not otherwise specifically provided for in this Section, including (A) any fees and expenses of counsel for the Sellers and (B) all expenses and taxes incident to the sale and delivery of the shares of Stock to be sold or pledged by the Sellers; (xiii) all other costs and expenses incident to the performance by the Trust, the Company and the Sellers of their respective obligations hereunder which are not otherwise specifically provided for in this Section; and (b) Goldman, Sachs & Co. will pay or cause to be paid all fees, disbursements and expenses of the Trust's counsel and the Trust's accountants in connection with the registration of the Securities under the Acts. In connection with clause (a)(xii)(B) of the preceding sentence, Goldman, Sachs & Co. agrees to pay New York State stock transfer tax, and each Seller agrees to reimburse Goldman, Sachs & Co. for associated carrying costs if such tax payment is not rebated on the day of payment and for any portion of such tax payment not rebated. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters hereunder, as to the Securities to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Trust, the Company and such Seller herein are, at and as of such Time of Delivery, true and correct, the condition that the Trust, the Company and such Seller shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectuses shall have been filed with the Commission pursuant to Rule 424(b) or Rule 497(h), as applicable, within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Sections 5(a)(i) and 5(b)(i) hereof; if the Company has elected to rely upon Rule 462 (b), the Company Rule 462 (b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statements or any part thereof, and no order pursuant to Section 8(e) of the Investment Company Act, shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                  (b) You shall have received from Sullivan & Cromwell such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) Sullivan & Cromwell, counsel for the Trust, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect that:

                  (i) The Trust (x) has been duly formed and is validly existing as a trust under the laws of the State of New York and (y) is registered with the Commission under the Investment Company Act as a non-diversified, closed-end management investment company;

                  (ii) The Securities have been duly authorized and validly issued and are fully paid and non-assessable and are entitled to the benefits provided by the Trust Agreement;

                  (iii) The Securities will be exchanged for shares of Stock in accordance with the terms of the Trust Agreement and the Contracts (unless a Reorganization Event (as such term is defined in the Contracts) occurs or J. Joe Ricketts elects the Cash Settlement Alternative under the Extendible Contract), subject to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (iv) All regulatory consents, authorizations, approvals and filings required to be obtained or made by the Trust under the Federal laws of the United States and the laws of the State of New York for the issuance, sale and delivery of the Securities by the Trust to you have been obtained or made;

                  (v) This Agreement has been duly authorized, executed and delivered by the Trust;

                  (vi) Each Fundamental Agreement has been duly authorized, executed and delivered by the Trust and, assuming due authorization, execution and delivery by the other parties thereto, constitutes a valid and legally binding agreement of the Trust, enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                  (vii) The statements in the Trust Prospectus under the caption "Certain Federal Income Tax Considerations", to the extent that such statements constitute summaries of the legal matters referred to therein, fairly represent their opinion as to such matters;

                  (viii) On the basis of information which was reviewed in the course of the performance of the services referred to in their opinion considered in the light of their understanding of the applicable law and the experience they have gained through their practice under the Acts, such counsel are of the opinion that the Trust Registration Statement, as of its effective date, and the Trust Prospectus, as of the date of the Trust Prospectus, appeared on their face to be appropriately responsive in all material respects to the requirements of the Acts and the applicable rules and regulations of the Commission thereunder; and that nothing that came to their attention in the course of such review has caused them to believe that the Trust Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Trust Prospectus, as of the date of the Trust Prospectus, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; also, nothing that has come to such counsel's attention in the course of certain procedures (as described in such opinion) has caused such counsel to believe that the Trust Prospectus, as of the date and time of delivery of such opinion, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that such opinion may state that the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such, however, that such counsel do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Trust Registration Statement or the Trust Prospectus except for those made under the captions "Underwriting", "Investment Objective and Policies", and "Description of Securities" in the Trust Prospectus insofar as they relate to provisions of documents therein described, and such counsel need not express any opinion or belief as to the financial statements or other financial data; and provided further that such counsel may state that they have not participated in the preparation of the Company Registration Statement or the Company Prospectus, and need not express any opinion or belief with respect thereto or with respect to information relating to the Company contained in the Trust Prospectus under the captions "Prospectus Summary--The Company" and "Investment Objectives and Policies--The Company and the Class A Common Stock."

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than the laws of the State of New York and the Federal laws of the United States.

                  (d) Mayer, Brown & Platt, counsel for the Company, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

                  (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Company Prospectus;

                  (ii) The Company has an authorized capitalization as set forth in the Company Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, and are fully paid and nonassessable and conform in all material respects to the description of the Company's capital stock contained in the Company Prospectus; the stockholders of the Company have no preemptive rights with respect to the Stock; and the certificates for the Stock comply with the requirements of the Delaware General Corporation Law;

                  (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                  (iv) Each subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; and all of the issued shares of capital stock of each such subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and, except as disclosed in the Company Registration Statement, the Company owns directly or indirectly 100% of the outstanding capital stock of each subsidiary, free and clear, to such counsel's knowledge, of all liens, encumbrances, equities or claims (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                  (v) To such counsel's knowledge and other than as set forth in the Company Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate, reasonably be expected to have a material adverse effect on the current or future consolidated financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and to such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                  (vi) This Agreement has been duly authorized, executed and delivered by the Company;

                  (vii) The compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and which is listed on Exhibit A attached to such opinion, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute, order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties (provided that such counsel need express no opinion regarding foreign or state securities or Blue Sky laws);

                  (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the consummation by the Company of the transactions contemplated by this Agreement, except the registration under the Acts of the Securities and the Stock and such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws in connection with the purchase and distribution of the Securities and the Stock (as to which such counsel need express no opinion);

                  (ix) The statements set forth in the Company Prospectus under the caption "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Stock, and under the caption "Underwriting", insofar as they purport to describe the provisions of the laws and Company Underwriting Agreements, referred to therein, are accurate and complete in all material respects;

                  (x) The Company is not an "investment company" as such term is defined in the Investment Company Act;

                  (xi) The documents incorporated by reference in the Company Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, each complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of [Kutack Rock], provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions); and

                  (xii) The Company Registration Statement and the Company Prospectus and any further amendments and supplements thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Company Registration Statement or the Company Prospectus, except for those referred to in the opinion in subsection (ix) of this Section 7(d), they have no reason to believe that, as of its effective date, the Company Registration Statement or any further amendment thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial information therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Company Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial information therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of such Time of Delivery, either the Company Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and related schedules therein and other financial information therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any contracts or other documents of a character required to be filed as an exhibit to the Company Registration Statement or required to be incorporated by reference into the Company Prospectus or required to be described in the Company Registration Statement or the Company Prospectus which are not filed or incorporated by reference or described as required.

                  In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than as to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States;

                  (e)      [      ] shall have furnished to you their written
opinion with respect to each Seller, dated such Time of Delivery, in form and substance reasonably satisfactory to you, to the effect that:

                  (i) To the extent applicable to such Seller, such Seller validly exists as a trust under, and is governed by, the laws of the State of New York; and the trustee of such Seller has the requisite power and authority, on behalf of such Seller, to enter into this Agreement and the Contract and Collateral Agreement to which such Seller is a party, and to consummate the transactions contemplated hereby and thereby (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of Schiff Hardin & Waitt, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions);

                  (ii) This Agreement has been duly executed and delivered by or on behalf of each Seller; the Contracts and the Collateral Agreements have been duly executed and delivered by or on behalf of each Seller and, assuming due authorization, execution and delivery by the other parties thereto, each constitutes a valid and legally binding agreement of the Seller party thereto, enforceable against such Seller in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law); and the compliance by each Seller with all of the provisions of this Agreement, the Contract and the Collateral Agreement to which such Seller is a party and the consummation of the transactions herein and therein contemplated will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Seller is a party or by which such Seller is bound or to which any of the property or assets of such Seller are subject and which is listed in Exhibit A to such opinion, nor will such action violate any Federal or New York statute or any rule or regulation issued pursuant to any Federal or New York statute or any order known to such counsel issued pursuant to any Federal or New York statute by any court or governmental agency or body having jurisdiction over such Seller or any of its properties;

                  (iii) No authorization of the United States or the State of New York is required for the compliance by each Seller with all of the provisions of this Agreement and the Contract and the Collateral Agreement to which such Seller is a party, except for the registration of the Securities and the Stock under the Acts and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities and the Stock (as to which such counsel need express no opinion);

                  (iv) Assuming due authorization, execution and delivery thereof by the Trust and the Collateral Agent, each Collateral Agreement, together with the delivery of (x) the certificates in registered form representing the Stock pledged thereunder by the Seller party thereto and (y) undated stock powers with respect thereto duly endorsed in blank, to the Collateral Agent for the benefit of the Trust in the State of New York creates in favor of the Collateral Agent for the benefit of the Trust a perfected security interest in such Stock under the Uniform Commercial Code as in effect in the State of New York (the "New York UCC"); upon such delivery, at the First Time of Delivery, assuming that (A) the Collateral Agent and the Trust will acquire the security interest in such shares in good faith and without notice of any adverse claim (within the meaning of the New York UCC) and (B) the Seller party thereto has rights in the shares of Stock subject to the Collateral Agreement, the Collateral Agent will acquire such security interest in such shares of Stock for the benefit of the Trust free of any adverse claims (within the meaning of the New York
         UCC); and

                  (v) Upon payment for and delivery of certificates representing the shares of Stock together with undated stock powers with respect thereto duly endorsed in blank in accordance with the Contract and Collateral Agreements, assuming due authorization, execution and delivery thereof by the Trust and, in the case of the Collateral Agreements, the Collateral Agent, and assuming that (A) each Seller continues to be the sole registered owners of the shares of Stock to be sold by it, (B) the certificates representing the shares to be sold do not contain any notation of liens or restrictions and (C) the purchasers of Securities will acquire such shares in good faith and without notice of any adverse claims (within the meaning of the New York UCC), the purchasers will acquire all of the rights of the Sellers in the shares of Stock to be sold by them and will also acquire their interest in such shares free of any adverse claims (within the meaning of the New York UCC);

         In rendering such opinion, such counsel may state that they express no opinion as to the laws of any jurisdiction other than as to the laws of the State of New York, the General Corporation Law of the State of Delaware and the Federal laws of the United States;

         (f) On the date of the Trust Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Trust Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, PricewaterhouseCoopers LLP shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you to the effect set forth in Annex I hereto;

         (g)      (i)      Since the respective dates as of which information is
given in the Trust Registration Statement and the Trust Prospectus, there shall not have been any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, results of operations, prospects, investment objectives, investment policies or liabilities of the Trust, otherwise than as set forth or contemplated in the Trust Prospectus, (ii) neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included in the Company Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Company Prospectus, and (iii) since the respective dates as of which information is given in the Company Prospectus there shall not have been any change in the capital stock, net current assets, stockholders' equity or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Company Prospectus, the effect of which, in any such case described in clause (i) , (ii) or (iii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Trust Prospectus;

         (h) On or after the date hereof there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on the NASDAQ; (iii) a general moratorium on commercial banking activities in New York declared by the relevant authorities; (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities being issued at such Time of Delivery on the terms and in the manner contemplated in the Trust Prospectus or (v) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which, in the judgment of the Underwriters, would materially and adversely affect the financial markets or the market for the Securities and other equity securities;

         (i) The Securities shall have been duly listed, subject to notice of issuance, on NASDAQ;

         (j) Each Fundamental Agreement shall have been executed and delivered by all parties thereto and each Seller shall have delivered to the Collateral Agent the number of shares of Stock required by the Collateral Agreement to which such Seller is a party to be initially pledged thereunder in accordance with the requirements of the Collateral Agreement;

         (k) The Trust and the Company shall have complied with the provisions of Sections 5(a)(iii) and 5(b)(iv) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement;

         (l) The Trust shall have obtained and delivered to the Underwriters executed copies of the lock-up agreements from each from each of the stockholders of the Company set forth in the Company Underwriting Agreements in form and substance reasonably satisfactory to the Underwriters; and

         (m) The Trust, the Company and the Sellers shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Trust, the Company and the Sellers reasonably satisfactory to you as to the accuracy of the representations and warranties of the Trust, the Company and the Sellers, respectively, herein and in the Contracts and Collateral Agreements at and as of such Time of Delivery, as to the satisfaction and performance by the Trust, the Company and the Sellers of all of their respective obligations hereunder and thereunder to be performed at or prior to such Time of Delivery and as to such other matters as you may reasonably request, and the Company and the Trust shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a) and (g) of this Section.

         8.       (a)      The Company and the Sellers, jointly and severally,
will indemnify and hold harmless the Trust and each Underwriter against any losses, claims, damages or liabilities, joint or several, to which the Trust or such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus, the Company Registration Statement or the Company Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Trust and each Underwriter for any legal or other expenses reasonably incurred by the Trust or such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Sellers shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Company Preliminary Prospectus, the Company Registration Statement or the Company Prospectus, or any such amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein; provided, further that in no event shall any Seller be liable under this Section 8(a) for an amount in excess of the gross proceeds from the transactions contemplated by this Agreement and the Fundamental Agreements received by such Seller from the sale of the Securities; and provided, further, that the Company shall not be liable to any Underwriter under the indemnity agreement in this subsection (a) with respect to any Company Preliminary Prospectus to the extent that any such loss, claim, damage or liability of such Underwriter results from the fact that such Underwriter sold Securities to a person as to whom it shall be established that there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Company Prospectus (excluding documents incorporated by reference) in any case where such delivery is required by the Act if the Company has previously furnished copies thereof in sufficient quantity to such Underwriter and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in the Company Preliminary Prospectus which was identified in writing at such time to such Underwriter and corrected in the Company Prospectus (excluding any document incorporated by reference) or in the Company Prospectus as then amended or supplemented (excluding documents incorporated by reference) and such correction would have cured the defect giving rise to such loss, claim, damage or liability.

         (b) Each Underwriter will indemnify and hold harmless the Company, the Trust and each Seller against any losses, claims, damages or liabilities to which the

Company, the Trust or such Seller may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Company Preliminary Prospectus or Trust Preliminary Prospectus, either of the Registration Statements or either of the Prospectuses, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Trust or the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company, the Trust and such Seller for any legal or other expenses reasonably incurred by the Company, the Trust or such Seller in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Trust and the Sellers on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Trust and the Sellers on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Trust and the Sellers on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Trust and the Sellers bear to the total compensation received by the Underwriters, in each case as set forth in the Trust Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Trust or the Sellers on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Trust, the Sellers and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) The obligations of the Company, the Trust and the Sellers under this Section 8 shall be in addition to any liability which the Company, the Trust and the Sellers may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company or any Sellers (if any), to each trustee of the Trust and to each person, if any, who controls the Company, the Trust or any Seller within the meaning of the Act.

         9.       (a)      If any Underwriter shall default in its obligation to
purchase the Securities which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties reasonably satisfactory to the Company to purchase such Securities on the terms contained herein at a Time of Delivery. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Securities, then the Company, the Trust and the Sellers shall be entitled to a further period of thirty-six hours within which to procure another party or other parties reasonably satisfactory to you to purchase such Securities on such terms. In the event that, within the respective prescribed periods, you notify the Company, the Trust and the Sellers that you have so arranged for the purchase of such Securities, or the Company, the Trust and the Sellers notify you that it has so arranged for the purchase of such Securities, you or the Company, the Trust and the Sellers shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statements or the Prospectuses, or in any other documents or arrangements, and the Company, the Trust and the Sellers agree to file promptly any amendments to the Registration Statements or the Prospectuses which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company, the Trust and the Sellers as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, then the Company, the Trust and the Sellers shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by you and the Company, the Trust and the Sellers as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities to be purchased at such Time of Delivery, or if the Company, the Trust and the Sellers shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase and of the Trust to sell the Optional Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, the Trust and the Sellers, except for the expenses to be borne by the Company, the Trust, the Sellers and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Trust, the Sellers and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Trust or any Seller or any officer or director or controlling person of the Company, the Trust or any Seller and shall survive delivery of and payment for the Securities.

         11. If this Agreement shall be terminated pursuant to Section 9 hereof, neither the Company, the Trust nor the Sellers shall then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, any Securities are not delivered by or on behalf of the Trust as provided herein, the Sellers, pro rata (based on the number of shares of Stock to be sold by each Seller pursuant to the Contracts), will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities not so delivered, but the Company, the Trust and the Sellers shall then be under no further liability to any Underwriter in respect of the Securities not so delivered except as provided in Sections 6 and 8 hereof.

         12. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the representatives at 85 Broad Street, New York, New York 10004, Attention: Registration Department; if to the Trust shall be delivered or sent by mail, telex or facsimile transmission in care of Donald J. Puglisi, Puglisi & Associates, 850 Library Avenue, Suite 204, Newark, Delaware 19711; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the Company in care of Ameritrade Holding Corporation, 4211 South 102nd Street, Omaha, Nebraska 68127, Attention: Chief Financial Officer; and if to any Seller shall be delivered or sent by mail, telex or facsimile transmission to _______________; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Trust, the Sellers and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company, the Trust, the Sellers and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         15. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

         16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us ten counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters, the Trust, the Company and the Sellers. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.



                           Very truly yours,

                           Ameritrade Holding Corporation


                           By:
                               -----------------------------------------------
                               Name:
                               Title:

                           Ameritrade Automatic Common
                           Exchange Security Trust


                           By:
                               -----------------------------------------------
                               Name:  Donald J. Puglisi


                           By: -----------------------------------------------
                               Name:  William R. Latham III


                           By: -----------------------------------------------
                               Name:  James B. O'Neill
                           each a trustee of Ameritrade Automatic
                           Common Exchange Security Trust

                           [OTHER SELLER]

                           -----------------------------------------------------


                           J. JOE RICKETTS


                           -----------------------------------------------------

Accepted as of the date hereof:

Goldman, Sachs & Co.
Credit Suisse First Boston Corporation

By:
   --------------------------------------
           (Goldman, Sachs & Co.)
   On behalf of each of the Underwriters

                                   SCHEDULE I



                                                                                                       NUMBER OF OPTIONAL
                                                                                                        SECURITIES TO BE
                                                                              TOTAL NUMBER OF             PURCHASED IF
                                                                              FIRM SECURITIES            MAXIMUM OPTION
                               UNDERWRITER                                    TO BE PURCHASED              EXERCISED
                              -------------                                 ------------------          ---------------
Goldman, Sachs & Co......................................................
Credit Suisse First Boston Corporation...................................

                                                                                    --                       --

                  Total..................................................           --                       --
                                                                                4,000,000                 600,000

                                   SCHEDULE II

                                                                                                     Number of Optional
                                                                                                      Securities to be
                                                                               Total Number of            Sold if
                                                                               Firm Securities         Maximum Option
                                                                                 to be Sold              Exercised
                                                                          -------------------------  ------------------
The Sellers:
         [SELLER]........................................................        4,000,000
         J. Joe Ricketts.................................................                                  600,000

                                                                                     --                       --
                                                                                     --                       --
         Total...........................................................        4,000,000                 600,000


                                                                         ANNEX I





[Executed accountants' comfort letter, dated the date hereof, and form of bring-down comfort letter]

                                     A-I-1